UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital International®]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by
investing in companies operating in
developing countries around the world

[cover: global map]

Semi-annual report for the six months ended December 31, 2009

Dear shareholders:

Emerging markets stocks extended the broad rally that began in March as the global economy showed signs of recovery, spurred by robust growth in parts of Asia. For the six-month period ended December 31, 2009, the net asset value of the Emerging Markets Growth Fund rose 29.9%, with distributions reinvested, while its benchmark, the MSCI Emerging Markets Investable Market Index (IMI), gained 32.1%.

Resurgent demand for raw materials, particularly in China, lifted commodity prices. Crude oil neared $80 a barrel by the end of the year, climbing from about $60 in July, while prices for gold and other metals rose sharply. Most markets registered double-digit gains, with commodity-rich Russia, Brazil and Indonesia leading the way. The information technology sector posted the best return, followed by materials, the consumer areas and financials.

Market review
Data released in the second half of 2009 showed that many developing economies had weathered the financial crisis better than their developed market counterparts. The International Monetary Fund estimated that GDP growth in developing economies would average 1.7% in 2009, led by a 6.2% expansion in developing Asia. Developed economies, on the other hand, were expected to contract 3.4%.

Stock markets rose sharply in July as earnings reports indicated that corporate profits had begun to improve, with many companies benefiting from cost-cutting measures as well as early signs the global economy was turning a corner. Concerns that China might begin to tighten credit led to a slight pullback in August. Markets rallied in September, paused in October, then edged back up in November, though apprehension over an attempted debt renegotiation by state-owned investment company Dubai World rattled investors. Stocks ended December on a high note, pushing the MSCI Emerging Markets IMI’s gains for the calendar year past 80%.

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Results at a glance
For periods ended December 31, 2009, with distributions reinvested

	Total returns		Average annual total returns
						Lifetime
						(since
	6 months	1 year	3 years	5 years	10 years	5/30/86)

Emerging Markets Growth Fund	29.9%	77.8%	7.6%	18.6%	9.9%	17.4%
MSCI Emerging Markets IMI1	32.1	82.4	5.5	15.8	9.9	12.9	3
MSCI Emerging Markets Index2	31.2	78.5	5.1	15.5	9.8	12.8	3

1Returns for the MSCI Emerging Markets IMI were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Market Index (IMI) with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

2Reflects gross dividends through December 31, 2000 and net dividends thereafter.

3The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the IFC Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

Percentage changes for markets and sectors are based on the MSCI EM IMI, with net dividends reinvested, and are for the period ended December 31, 2009, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing in developing markets involves additional risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Technology stocks were up 46%, supported by rising prices for semiconductor chips following a prolonged slump. Samsung Electronics reported that its third-quarter earnings had tripled from a year earlier to more than $3 billion; the company’s ordinary shares climbed 48% for the six-month reporting period. Indian technology services providers strengthened, as companies won new business in key Western markets. Chinese Internet companies benefited as well, thanks to the rapid expansion of Web use throughout the country. In other areas of technology, battery manufacturers for hybrid cars also registered steep share price gains.

Materials and energy stocks jumped as commodities bounced back, led by Brazilian iron ore producer Vale and oil heavyweight Petrobras. Consumer stocks profited from investor expectations that demand would steadily rise in developing economies. Automotive industries continued to boom, with sales in China and India doubling in November from a year earlier. In South Korea, Hyundai Motor realized impressive numbers, and LG Chem climbed as the company finalized a joint venture with Hyundai Mobis to produce lithium-ion batteries for hybrid cars. India’s Tata Motors rose more than 180% after the company’s July delivery of the Nano. With a retail price just above US$2,000, the Nano is billed as the world’s most inexpensively produced car.

Shares of many financial companies advanced, led by Brazilian banks. A decline in official interest rates and an expansion of credit demand boosted profits for major institutions such as Banco Itaú and Banco Bradesco. Shares of Turkish banks rose on the back of falling interest rates and investor expectations of a pickup in economic growth. Korean banks also benefited from renewed economic hopes and lower interest rates, with Shinhan Financial and Korea Exchange Bank reporting sharply higher third-quarter profits amid wider lending margins.

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10 largest equity holdings

	Percent of net assets as of 12/31/09	Percent of price change for the 6 months ended 12/31/09*

Samsung Electronics	3.0%	47.6%
Reliance Industries	2.4	10.3
OAO Gazprom	2.3	22.0
China Shenhua Energy	2.1	31.8
América Móvil	2.0	21.3
Industrial and Commercial Bank of China	2.0	17.7
Sasol	2.0	14.3
Vale	1.9	61.7
LG Chem	1.7	57.0	†
Bharti Airtel	1.5	–15.1
Total	20.9%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
† The security was purchased by the fund during the 6 months ended December 31, 2009. The percentage reflects the number of days the security was held by the fund.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets were invested

	Percent of net assets			MSCI EM IMI1		Value of holdings 12/31/09
	12/31/08	6/30/09	12/31/09	6/30/09	12/31/09	(in thousands)
Asia-Pacific
China	19.2%	19.1%	18.2%	19.0%	17.7%	$2,511,480
Hong Kong	1.0	1.1	.7	—	—	98,037
India	7.8	9.7	9.3	8.0	8.0	1,291,133
Indonesia	2.3	2.1	2.3	1.7	1.8	317,320
Malaysia	2.7	3.0	3.5	3.0	2.7	481,690
Pakistan	—	.1	.1	—	—	10,359
Philippines	1.0	1.1	1.1	.5	.5	158,918
Singapore	1.1	.8	.9	—	—	121,150
South Korea	7.3	7.8	10.1	12.5	12.8	1,389,839
Sri Lanka	.1	.1	.1	—	—	9,348
Taiwan	7.0	6.2	6.9	12.6	12.6	957,450
Thailand	2.0	1.7	1.9	1.5	1.5	260,453
Vietnam	.1	.1	.1	—	—	7,921
	51.6	52.9	55.2	58.8	57.6	7,615,098

Latin America
Argentina	.4	.1	.1	—	—	16,705
Brazil	11.1	11.5	12.5	13.8	15.7	1,724,506
Chile	1.8	1.3	.8	1.6	1.4	113,111
Colombia	.3	.2	—	.6	.6	1,542
Dominican Republic	—	—	—	—	—	326
Jamaica	—	.1	.1	—	—	8,447
Mexico	7.9	8.0	6.4	4.1	4.1	878,649
Peru	.1	.1	—	.5	.5	—
Venezuela	—	—	—	—	—	828
	21.6	21.3	19.9	20.6	22.3	2,744,114

Eastern Europe and Middle East
Croatia	.1	—	—	—	—	—
Czech Republic	.3	.8	.8	.5	.4	109,341
Hungary	.2	.2	—	.5	.5	—
Israel	1.6	1.2	1.5	2.9	2.8	203,754
Oman	.2	.1	.1	—	—	17,141
Poland	.7	1.1	1.1	1.1	1.3	150,736
Russia	4.0	5.2	5.1	5.4	5.7	714,774
Turkey	1.1	1.5	1.2	1.5	1.6	168,402
United Arab Emirates	—	—	.1	—	—	9,276
	8.2	10.2	9.9	11.9	12.3	1,373,424

Africa
Egypt	1.1	.8	.4	.6	.5	53,988
Morocco	.1	.1	.1	.4	.2	11,089
South Africa	6.6	5.4	5.4	7.7	7.1	751,628
Zambia	—	—	—	—	—	2,286
	7.8	6.3	5.9	8.7	7.8	818,991

Other markets2
Australia	—	.3	.6			84,106
Canada	.2	.3	.5			68,572
Italy	.1	.5	—			—
Netherlands	.2	.2	.2			23,240
United Kingdom	.3	.3	1.4			191,839
United States of America	.6	.6	.5			72,703
	1.4	2.2	3.2			440,460

Multinational	.9	.7	.6			77,192
Other3	1.5	2.0	1.1			151,502

Other assets less liabilities (including forward currency contracts)	7.0	4.5	4.2			575,226

Total net assets	100.0%	100.0%	100.0%			$13,796,007

1 A dash indicates that the market is not included in the index. Source: MSCI.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes securities in initial period of acquisition.
[End Sidebar]

China consolidated its position as one of the world’s most influential economies, with fiscal and monetary stimulus and record bank lending heavily contributing to robust growth. GDP rose to an 8.9% annualized rate in the third quarter, fueled by gains in manufacturing and exports. Toward the end of the period, Chinese authorities announced measures to stem credit expansion, including new restrictions in the real estate market, and signaled that further changes would be announced in 2010. Chinese equities, which represent about 18% of the MSCI Emerging Markets IMI, gained 20%, boosted by consumer and technology stocks.

[Begin Sidebar]
Percent change in key markets*
	6 months
	ended 12/31/09
	Expressed	Expressed
	in U.S.	in local
	dollars	currency
Asia-Pacific
China	20.1%	20.1%
India	30.1	26.3
Indonesia	40.4	29.2
Malaysia	22.3	19.1
Philippines	30.8	25.6
South Korea	35.0	23.4
Taiwan	34.4	31.1
Thailand	25.5	22.8

Latin America
Brazil	46.7	30.4
Chile	21.5	16.0
Colombia	36.1	29.4
Mexico	34.9	33.7
Peru	44.0	43.9

Eastern Europe and Middle East
Czech Republic	15.4	14.5
Hungary	46.2	41.7
Israel	27.0	23.1
Poland	49.1	34.0
Russia	40.9	37.6
Turkey	46.3	42.8

Africa
Egypt	11.2	9.2
Morocco	–13.3	–15.0
South Africa	25.5	19.7

Emerging Markets Growth Fund	29.9

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

Other Asian economies also bounced back. India’s third-quarter GDP expanded by a greater-than-expected 7.9% annualized rate, although a dry monsoon season raised concerns about decreased crop production and rising inflation. The Reserve Bank of India inched toward a tighter monetary stance in October by requiring banks to withhold more cash for government bonds. The country’s market ended the period 30% higher.

Taiwanese and South Korean stocks rose 34% and 35%, respectively, lifted in part by Chinese demand for electronics and auto parts. Taiwanese authorities relaxed restrictions on investing in technology, finance and media companies, contributing to further improvements in relations with Beijing. Indonesian stocks climbed 40% in the reporting period, supported by commodities demand and robust economic growth. For the calendar year, Indonesia’s return neared 125%.

Markets with a heavy dependence on commodities, such as Brazil and Russia, led equity gains. The currencies of many commodity-rich countries, including the Brazilian real, South African rand and Chilean peso, also appreciated significantly against the U.S. dollar. In October, Brazil imposed a 2% tax on foreign investments in an attempt to stem the appreciation of the real. Taiwan and South Korea followed suit, with Korea establishing limits on currency forward deals with exporters and Taiwan banning foreign funds from investing in time deposits. After sharp cuts earlier in the year, most central banks kept key interest rates on hold. Brazil, Turkey, South Africa, Russia and Mexico slashed rates further, however.

Brazilian stocks rose 47% over the reporting period and 135% for the calendar year, making Brazil one of the world’s strongest markets in 2009. GDP expanded by 1.3% between the second and third quarters. Shares of Vale advanced 62% amid increased iron ore prices for China and other key buyers. Meanwhile, ordinary shares of Petrobras gained 16%. Brazilian authorities proposed regulations that would allow the government to increase its stake in Petrobras and make the company the sole operator of valuable offshore oil deposits, including the Tupi field — the largest discovery in the Western Hemisphere in more than three decades.

Mexican stocks gained momentum after struggling in the first half of the year, bolstered by the approval of President Felipe Calderón’s 2010 budget in November and signs of improvement in both employment numbers and the economy. Mexican shares rallied 35%, led by Wal-Mart de México, Telmex Internacional and Fomento Económico Mexicano (FEMSA). Resource-related stocks helped support equity gains in Peru and Chile, which rose 44% and 22%, respectively.

Russia’s market advanced 41%. The economy experienced a sharp 8.9% contraction in the third quarter compared to the same period a year earlier, though the outlook for 2010 seemed to brighten. Poland’s economy grew, lifted by exports and higher private consumption growth. After falling in the first half of the year, Polish stocks soared 49%, supported by banks. Turkish stocks rose 46%, also boosted by financials. Turkey’s central bank slashed its key interest rate to 6.5%, lowering it by more than 10 percentage points since late 2008. South African equities trailed, though the nation’s economy climbed out of its first recession in 17 years amid expectations surrounding the country’s plans to host the FIFA World Cup in 2010. The Gulf markets lagged, having plummeted on fears stemming from Dubai World’s efforts to restructure $26 billion in debt. They stabilized in December, however, after a $10 billion bailout from Abu Dhabi helped alleviate concerns about debt default and the precarious state of the region in general.

Portfolio review
Fund returns were solid for the six-month reporting period, with investments in China making a strong showing. Our Chinese holdings jumped 35%, with transportation, technology, infrastructure and consumer-related companies among the top contributors. Battery and car maker BYD gained 118% in the six-month period — and more than 400% overall in 2009 — as investors anticipated a multiyear growth cycle following the company’s debut of the world’s first plug-in hybrid car in December 2008. Nine Dragons Paper, the country’s biggest producer of containerboard for packaging, advanced 142% as the economy and exports picked up speed. Meanwhile, shares of Tencent rallied as Internet usage in China proliferated. GOME Electrical Appliances benefited from restructuring efforts, and herbal shampoo maker BaWang International rose 125% following its initial public offering in July.

Several commodity-related investments boosted returns over the period, including Asian coalmakers Banpu and China Shenhua Energy. Shares for the latter rose on an uptick in Chinese demand, while third-quarter profits from Thailand’s Banpu beat estimates, supported by higher sales. Shares of Brazilian iron ore producer Vale further added to results. Selection in materials stocks lifted fund returns overall, particularly our investments in metals and mining companies in Russia and South Africa.

Our holdings in oil and gas produced mixed results. Shares of Russia’s Gazprom rose 22%, with benefits from firm oil prices partially offset by rising production costs. India’s Reliance Industries saw a 10% increase but still trailed its peers as a protracted legal battle over gas supplies dampened investor sentiment.

Consumer companies enjoyed substantial gains as domestic economic growth accelerated. Brazil’s Hypermarcas advanced 85% in the second half of 2009, with the beauty and household products manufacturer expanding its strong domestic franchise into the generic medicine market through its purchase of drugmaker Neo Química. Brazilian meatpacker Marfrig also climbed amid lower costs and new acquisitions. India’s United Spirits rose 47% as rural consumers began to make the transition from locally made beverages to branded spirits. McLeod Russel, the world’s largest tea grower, soared as droughts in Kenya, Sri Lanka and India drove up prices. Mexican brewing company FEMSA improved on speculation of a merger with Heineken. Rapid expansion helped boost profits for Russia’s discount supermarket chain Magnit.

Several industrial companies shot up in anticipation of new projects and infrastructure development. Shares of China’s Weichai Power gained as demand for diesel engines bolstered profits. Rio’s victorious bid for the 2016 Olympic Games helped buoy holdings in Brazilian toll road operator Cia. de Concessões Rodoviárias. Shares of Philippine utility company Energy Development Corp. rallied 54%, encouraged by news that the government would help support the exploration and development of the country’s massive geothermal energy reserves.

Prospects among Asian auto parts makers and related companies continued to rise. While Hyundai Mobis and Hankook Tire both fared well, South Korea’s LG Chem soared amid excitement triggered by the company’s production of lithium-ion batteries for hybrid cars. Indonesian automobile conglomerate PT Astra International reported a rise in profits for the third quarter and an upbeat outlook for the year, sending its shares up 57%.

Investments in technology heavyweights Samsung Electronics and Taiwan Semiconductor Manufacturing also contributed to results. Shares of Taiwan-based Acer rose 74% as the company launched its first mobile phone running on Google’s Android software. Anticipated upgrades for a host of consumer products and rising exports lifted shares of Taiwanese electronics makers Hon Hai Precision and Delta Electronics.

While investments in the financials sector were positive, returns were more subdued. Concerns that potential overheating of the Chinese economy would prompt authorities to curtail credit expansion weighed on several banks. Nevertheless, Industrial and Commercial Bank of China and Bank of China rose 18% and 13%, respectively, although they lagged the broader market advance. Investors also appeared to retreat from investments in China’s real estate companies on fears the government might impose additional measures to cool the hot property market. Hong Kong-based CC Land slid about 29%.

The fund has sizable investments in telecommunication services companies, which represent about 13% of assets. Shares of Indian wireless provider Bharti Airtel fell 15% amid increased competition; a large percentage of the company’s new customers also come from lower-usage rural areas, putting pressure on profit margins. Türk Telekom fell 3%, hurt by a drop in the company’s first-half net profits.

Outlook
The developing world has emerged from the recent financial crisis in relatively good shape. It undoubtedly reaped the longer-term benefits of reforms implemented after the Asian currency crisis and the Russian debt default of the late 1990s. As a result, many governments found themselves able to use substantial monetary easing and simultaneous fiscal stimulus to help prevent their economies from falling into deep slumps during the recent turmoil. The availability of local financing and large government reserves have also helped to reduce dependence on external financing.

Emerging markets economies were subsequently able to bounce back rather quickly once global financial markets started functioning more normally in early 2009. As conditions further improve, we expect that these economies will continue to grow, eventually resuming the rates that prevailed prior to the crisis. We also believe that emerging markets stocks will be supported by higher revenue and earnings growth rates. As economic activity in the developed world picks up and intraregional trade between developing countries advances, a resurgence in exports should provide further momentum. Domestic demand will also be an increasingly important driver of growth in many emerging economies — particularly China, India and Brazil — and our portfolio managers are positioning the fund to potentially reap the rewards of this significant shift.

The portfolio has substantial investments in the commodities area, and we expect our holdings in several coal, oil and cement makers will benefit from the continuing growth of emerging markets economies and the infrastructure development that typically accompanies an expansion. The fund is also invested in a number of metals and mining companies that stand to capitalize on greater demand for materials and firm commodity prices.

Consumer demand has been robust in several countries, and the fund holds a diverse selection of consumer-related investments. From sportswear firms to tire manufacturers, we have identified companies that have not only established strong local brands in fast-growing markets, but that have also demonstrated the potential to become major players in the international arena. Technology helped fuel the world’s stock market recovery in 2009, and though some stocks may lag after experiencing sharp run-ups, we remain interested in companies that are global leaders in their industries as well as businesses with high levels of exposure to Asian consumer demand. Our portfolio managers also favor Asian banks that have strong balance sheets and large deposit bases, with 16% of the fund’s investments composed of financials. In addition, the telecommunication services area offers considerable opportunities in our view, and we continue to look for providers that are likely to provide steady returns and impressive dividends, as well as those that still have room to expand their customer bases.

Given their strong potential for domestic growth, China and India are important areas of focus within the portfolio, in spite of concerns over policy tightening and the withdrawal of monetary stimulus. China remains a strong conviction for several fund managers, with Chinese stocks making up almost a fifth of the fund’s assets. Indian equities, meanwhile, constitute about 9% of the portfolio, with investments concentrated in companies we believe will gain from infrastructure and real estate development as well as heightened consumer demand.

Furthermore, our fund managers believe there are significant long-term opportunities for growth in Brazil, despite the stock market’s rapid rise in 2009. The outlook for South Korea also appears positive; we are particularly attracted to the country’s technology and consumer stocks.

Several challenges are bound to lie ahead, with the potential for some market volatility. In the aggregate, we expect that emerging markets equity returns are likely to be less broad-based on the heels of 2009’s rebound. As such, stock selection will be key. While trailing earnings multiples are no longer low, we anticipate that emerging markets stocks will continue to be supported by steady growth in revenues and earnings.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President

February 18, 2010

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network based on three continents. This network includes analysts and portfolio managers, born in more than 30 countries, who speak a variety of languages. These professionals travel throughout the world, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
December 31, 2009
unaudited

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Financials	13.57%	1.62%	.11%	.27%	15.57%
Information Technology	13.05	-	-	-	13.05
Materials	10.42	2.27	.04	-	12.73
Energy	12.36	.28	-	-	12.64
Telecommunication Services	11.90	.61	-	.06	12.57
Consumer Staples	8.41	.24	-	-	8.65
Consumer Discretionary	7.55	.21	-	.10	7.86
Industrials	7.10	-	-	-	7.10
Utilities	2.76	.91	-	-	3.67
Health Care	.61	-	.02	-	.63
Other	1.07	-	-	.29	1.36
	88.80%	6.14%	.17%	.72%	95.83%

Short-term securities					3.85
Other assets less liabilities (including forward currency contracts)					.32

Net assets					100.00%

Equity securities			Value
	Shares		(000)

Asia-Pacific - 55.16%

China - 18.20%
361 Degrees International Ltd. (Hong Kong)	24,418,000		$14,277
AirMedia Group Inc. (ADR) (1)	605,600		4,548
Alibaba.com Ltd. (Hong Kong) (1)	14,394,500		33,091
Anhui Conch Cement Co. Ltd.	3,653,718		26,654
Anhui Conch Cement Co. Ltd. (Hong Kong)	6,395,500		40,850
ANTA Sports Products Ltd. (Hong Kong)	24,312,600		35,797
Bank of China Ltd. (Hong Kong)	278,170,000		148,952
BaWang International (Group) Holding Ltd. (Hong Kong) (1)	39,040,000		27,026
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,929,500		57,019
BYD Co. Ltd. (Hong Kong) (1)	16,849,700		146,988
Changyou.com Ltd., Class A (ADR) (1)	414,900		13,779
China Construction Bank Corp. (Hong Kong)	125,674,600		106,985
China Dongxiang (Group) Co. Ltd. (Hong Kong)	30,321,000		23,294
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	19,443,600		47,169
China Life Insurance Co. Ltd.	1,407,973		6,467
China Life Insurance Co. Ltd. (Hong Kong)	2,172,000		10,630
China Lonyuan Power Group Corp. Ltd. (Hong Kong) (1)	16,979,000		21,989
China Mengniu Dairy Co. (Hong Kong) (1)	14,666,000		52,157
China National Offshore Oil Corp. (Hong Kong)	67,584,000		105,231
China Overseas Land & Investment Ltd. (Hong Kong)	16,467,206		34,484
China Railway Construction Corp. Ltd. (Hong Kong)	62,249,000		79,293
China Railway Group Ltd. (Hong Kong) (1)	7,971,000		6,159
China Resources Enterprise Ltd. (Hong Kong)	2,540,000		9,204
China Resources Land Ltd. (Hong Kong)	19,418,000		43,716
China Shanshui Cement Group Ltd. (Hong Kong)	77,147,000		56,041
China Shenhua Energy Co. Ltd. (Hong Kong)	60,766,000		293,832
China Vanke Co. Ltd.	6,527,100		10,226
China Yurun Food Group Ltd. (Hong Kong)	9,641,000		28,517
Ctrip.com International Ltd. (ADR) (1)	408,480		29,353
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong) (1)	15,126,000		-
GCL-Poly Energy Holdings Ltd. (Hong Kong)	61,568,000		18,205
Giant Interactive Group Inc. (ADR)	2,032,800		14,270
GOME Electrical Appliances Holding Ltd. (Hong Kong) (1)	168,815,912		60,535
Hengan International Group Co. Ltd. (Hong Kong)	1,510,000		11,178
Hopewell Highway Infrastructure Ltd. (Hong Kong)	4,088,400		2,491
Industrial and Commercial Bank of China Ltd.	19,000,000		15,029
Industrial and Commercial Bank of China Ltd. (Hong Kong)	312,764,000		256,702
Kingboard Chemical Holdings Ltd. (Hong Kong)	5,637,500		22,215
Kingboard Laminates Holdings Ltd. (Hong Kong)	16,909,500		11,672
Lenovo Group Ltd. (Hong Kong)	7,116,000		4,406
Li Ning Co. Ltd. (Hong Kong)	16,975,000		64,254
Mindray Medical International Ltd., Class A (ADR)	159,300		5,403
NetDragon Websoft Inc. (Hong Kong)	6,497,500		3,369
NetEase.com, Inc. (ADR) (1)	347,300		13,062
New Oriental Education & Technology Group Inc. (ADR) (1)	32,000		2,420
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	34,417,200		54,808
Parkson Retail Group Ltd. (Hong Kong)	5,291,500		9,257
Perfect World Co. Ltd., Class B (ADR) (1)	801,000		31,591
Ports Design Ltd. (Hong Kong)	2,319,500		7,154
Qinghai Salt Lake Potash Co. Ltd.	824,000		6,856
Semiconductor Manufacturing International Corp. (Hong Kong) (1)	134,509,000		8,703
Shanda Games Ltd., Class A (ADR) (1)	1,224,300		12,476
Shanda Interactive Entertainment Ltd. (ADR) (1)	97,100		5,108
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000		2,450
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	20,880,000		3,969
Shanghai Zhixin Electric Co. Ltd.	4,077,267		11,108
Sino-Ocean Land Holdings Ltd. (Hong Kong)	11,823,500		10,816
Suntech Power Holdings Co. Ltd. (ADR) (1)	1,837,800		30,563
Tencent Holdings Ltd. (Hong Kong)	5,450,000		117,474
Tingyi Holding Corp. (Hong Kong)	8,024,000		19,863
TPV Technology Ltd. (Hong Kong)	19,556,000		11,951
Weichai Power Co. Ltd. (Hong Kong)	11,036,600		88,565
Wumart Stores, Inc. (Hong Kong)	21,931,384		34,119
Xinao Gas Holdings Ltd. (Hong Kong)	4,630,000		11,828
Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)	6,255,000		12,719
			2,510,317

Hong Kong - 0.71%
BOC Hong Kong (Holdings) Ltd.	2,776,500		6,245
First Pacific Co. Ltd.	71,487,658		43,326
Foxconn International Holdings Ltd. (1)	8,274,000		9,526
Hopewell Holdings Ltd.	12,085,000		38,940
			98,037

India - 9.35%
Ambuja Cements Ltd.	7,274,930		16,284
Apollo Hospitals Enterprise Ltd.	1,222,966		17,316
Apollo Hospitals Enterprise Ltd. (GDR)	233,800		3,310
Bharat Electronics Ltd.	380,971		15,945
Bharat Heavy Electricals Ltd.	693,858		35,782
Bharti Airtel Ltd.	28,320,760		201,455
Cox and Kings Ltd. (1)	846,147		8,233
Cox and Kings Ltd. (acquired 11/17/09, cost: $5,318,000) (1) (2)	745,500		6,891
Cummins India Ltd.	1,182,073		10,956
DLF Ltd.	23,834,368		183,492
Everest Kanto Cylinder Ltd.	3,299,069		10,124
Future Capital Holdings Ltd. (1)	646,417		3,015
GMR Infrastructure Ltd. (1)	5,784,000		8,250
HDFC Bank Ltd.	381,558		13,923
Hindustan Unilever Ltd.	1,285,755		7,294
Housing Development Finance Corp. Ltd.	1,248,262		71,825
Infosys Technologies Ltd.	462,428		25,810
Infrastructure Development Finance Co. Ltd.	18,377,391		60,828
ITC Ltd.	865,340		4,647
IVRCL Infrastructures & Projects Ltd.	1,516,972		11,387
Jain Irrigation Systems Ltd.	1,747,324		32,798
McLeod Russel India Ltd.	4,554,212		25,558
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195		18,627
Rajesh Exports Ltd.	3,690,646		6,992
Reliance Industries Ltd.	14,017,772		327,128
Sanghvi Movers Ltd.	969,167		4,691
Shopper's Stop Ltd. (1)	1,005,300		8,347
Shree Cement Ltd.	35,300		1,466
Sobha Developers Ltd.	3,594,606		18,838
Sun Pharmaceutical Industries Ltd.	196,010		6,375
United Spirits Ltd.	4,338,527		116,580
Wipro Ltd.	365,778		5,342
			1,289,509

Indonesia - 2.30%
PT Astra International Tbk	28,650,800		104,967
PT Bank Mandiri (Persero) Tbk	44,770,000		22,363
PT Bank Rakyat Indonesia (Persero) Tbk	53,054,500		42,755
PT Indocement Tunggal Prakarsa Tbk	39,082,500		56,866
PT Ramayana Lestari Sentosa Tbk	128,818,000		8,397
PT Semen Gresik	80,379,500		64,161
PT Surya Citra Media Tbk	38,277,500		2,440
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	15,401,348		15,371
			317,320

Kazakhstan - 0.00%
JSC KazMunaiGas Exploration Production	1		-

Malaysia - 3.47%
AirAsia Bhd. (1)	15,185,700		6,093
Astro All Asia Networks PLC	6,357,300		5,551
CIMB Group Holdings Bhd.	44,182,249		165,719
Eastern & Oriental Bhd. (1)	20,582,430		6,222
Genting Bhd.	47,158,400		100,556
IJM Corp. Bhd.	46,943,279		61,444
IJM Corp. Bhd., warrants, expire October 24, 2014 (1)	4,694,327		1,550
IOI Corp. Bhd.	6,961,475		11,124
Mah Sing Group Bhd.	6,577,133		3,530
Maxis Bhd.	27,602,600		43,316
Naim Cendera Holdings Bhd.	11,661,500		10,009
S P Setia Bhd.	12,479,150		14,289
StemLife Bhd. (3)	8,331,900		1,351
Tanjong PLC	9,705,600		47,748
			478,502

Pakistan - 0.07%
Oil and Gas Development Co. Ltd. (GDR)	791,800		10,359

Philippines - 1.15%
Bayan Telecommunications, Inc., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790		-
Bayan Telecommunications, Inc., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431		-
Energy Development Corp. (3)	975,063,750		97,996
International Container Terminal Services, Inc.	29,660,688		14,346
Philippine Airlines Inc. (acquired 3/31/97, cost: $0) (1) (2)	68,631,450		-
Philippine Long Distance Telephone Co.	311,320		17,545
Philippine Long Distance Telephone Co. (ADR)	227,900		12,915
SM Investments Corp.	2,313,829		16,116
			158,918

Singapore - 0.88%
Ascendas India Trust	28,651,500		19,797
CapitaRetail China Trust	8,476,000		7,672
Noble Group Ltd.	6,479,000		14,839
Olam International Ltd.	3,331,190		6,236
Wilmar International Ltd.	14,893,420		67,569
Yanlord Land Group Ltd.	3,292,000		5,037
			121,150

South Korea - 10.07%
Cheil Worldwide Inc.	29,090		7,852
Hankook Tire Co., Ltd.	2,991,720		65,164
Hite Brewery Co., Ltd.	324,655		47,344
Hyundai Department Store Co., Ltd.	113,551		10,927
Hyundai Mobis Co., Ltd.	413,650		60,379
Korea Exchange Bank	3,214,560		40,038
Korean Reinsurance Co.	852,868		7,192
KT&G Corp.	934,307		51,664
LG Chem, Ltd.	1,175,700		229,529
LG Electronics Inc.	1,027,617		106,595
LG Electronics Inc., nonvoting preferred	648,194		27,756
LG Telecom Ltd.	754,408		5,492
Macquarie Korea Infrastructure Fund (GDR)	1,303,200		5,488
Megastudy Co., Ltd.	35,219		7,221
NHN Corp. (1)	457,791		75,647
OCI Co. Ltd.	155,300		29,221
Samsung Electronics Co., Ltd.	245,538		167,817
Samsung Electronics Co., Ltd. (GDR)	702,238		242,136
Shinhan Financial Group Co., Ltd.	1,812,253		67,343
SK Telecom Co., Ltd.	247,730		36,040
SK Telecom Co., Ltd. (ADR)	3,559,800		57,882
S-Oil Corp.	885,740		41,112
			1,389,839
Sri Lanka - 0.07%
Dialog Telekom Ltd. (1)	147,543,380		9,348

Taiwan - 6.94%
Acer Inc.	25,085,950		75,025
Cathay Financial Holding Co., Ltd. (1)	22,266,000		41,302
CTCI Corp.	18,759,000		19,182
Delta Electronics, Inc.	22,279,874		69,377
Epistar Corp.	5,941,000		22,237
Epistar Corp. (GDR) (1)	1,813,000		33,930
Hon Hai Precision Industry Co., Ltd.	24,193,726		113,937
Hon Hai Precision Industry Co., Ltd. (GDR)	1,572,111		14,841
HTC Corp.	3,386,994		38,590
Mediatek Inc.	5,949,305		103,429
Phison Electronics Corp.	1,220,656		10,306
President Chain Store Corp.	5,728,299		13,623
SinoPac Financial Holdings Co., Ltd. (1)	42,741,000		17,080
Synnex Technology International Corp.	15,779,689		34,121
Taiwan Cement Corp.	53,526,526		56,676
Taiwan Mobile Co., Ltd.	25,921,422		50,428
Taiwan Semiconductor Manufacturing Co., Ltd.	87,962,680		176,641
TECO Electric & Machinery Co., Ltd.	16,599,000		7,235
Tripod Technology Corp.	14,343,877		48,173
Wistron Corp.	5,853,292		11,317
			957,450

Thailand - 1.89%
Banpu PCL	11,318,400		196,519
Banpu PCL, nonvoting depository receipt	106,200		1,838
Bumrungrad Hospital PCL (3)	43,774,600		38,717
CP ALL PCL	24,962,800		18,531
Esso (Thailand) PCL	25,502,700		4,848
			260,453

Vietnam - 0.06%
Vietnam Enterprise Investments Ltd., redeemable (acquired 9/20/01, cost: $4,515,000) (1) (2)	1,630,227		2,934
Vietnam Resource Investment (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2)	1,108,000		4,986
Vietnam Resource Investment (Holdings) Ltd., warrants, expire June 18, 2010 (acquired 6/15/07, cost: $0) (1) (2)	110,800		1
			7,921

Latin America - 19.53%

Argentina - 0.00%
Grupo Financiero Galicia SA, Class B (1)	5		-

Brazil - 12.34%
ALL - América Latina Logística SA, units	8,255,240		77,223
Anhanguera Educacional Participações SA, units (1)	951,700		13,583
B2W - Cia. Global do Varejo, ordinary nominative	1,656,000		45,427
Bradespar SA, preferred nominative	945,000		20,896
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative	3,728,500		77,758
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative (ADR)	1,466,000		30,918
CESP - Cia. Energética de São Paulo, Class B, preferred nominative	4,583,160		63,204
Cia. de Bebidas das Américas - AmBev, preferred nominative	7,157		717
Cia. de Bebidas das Américas - AmBev, preferred nominative (ADR)	320,600		32,409
Cia. Energética de Minas Gerais - Cemig, preferred nominative	3,475,406		63,026
Cielo SA, ordinary nominative	310,000		2,730
Companhia de Concessões Rodoviárias, ordinary nominative	5,642,200		129,164
Drogasil SA, ordinary nominative	76,600		1,231
Dufry South America Ltd. (BDR)	2,724,100		56,280
Eletropaulo Metropolitana Eletricidade de São Paulo SA, Class B, preferred nominative	233,800		4,629
Hypermarcas SA, ordinary nominative (1)	7,265,600		166,785
Itaú Unibanco Banco Múltiplo SA, preferred nominative (ADR)	3,999,390		91,346
Itaúsa - Investimentos Itaú SA, preferred nominative	19,604,427		133,321
Marfrig Alimentos SA, ordinary nominative	7,576,240		83,132
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $11,955,000) (1) (2) (3) (4)	27,000,000		-
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,912,600		91,193
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	930,100		39,427
Telemar Norte Leste SA, Class A, preferred nominative	300,800		10,739
Tele Norte Leste Participações SA, preferred nominative	1,219,200		25,958
Tele Norte Leste Participações SA, preferred nominative (ADR)	2,192,600		46,966
TIM Participações SA, ordinary nominative (1)	14,623,721		60,005
TOTVS SA, ordinary nominative	198,200		13,422
Usinas Siderúrgicas de Minas Gerais SA - USIMINAS, ordinary nominative	241,050		6,929
Usinas Siderúrgicas de Minas Gerais SA - USIMINAS, Class A, preferred nominative	927,870		26,300
Vale SA, ordinary nominative (ADR)	8,400		244
Vale SA, Class A, preferred nominative	162,800		3,943
Vale SA, Class A, preferred nominative (ADR)	10,503,724		260,702
Wilson Sons Ltd. (BDR)	1,882,300		23,203
			1,702,810

Chile - 0.82%
Enersis SA (ADR)	2,291,000		52,372
Ripley Corp SA	1,661,296		1,393
S.A.C.I. Falabella	10,041,402		59,346
			113,111

Mexico - 6.37%
América Móvil, SAB de CV, Series L (ADR)	5,904,931		277,414
Bolsa Mexicana de Valores, SAB de CV, Series A (1)	7,705,600		9,116
Carso Infraestructura y Construcción SAB de CV, Class B-1 (1)	57,009,700		35,273
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	1,129,025		13,345
Empresas ICA, SAB de CV, ordinary participation certificates (1)	3,252,651		7,585
Fomento Económico Mexicano, SAB de CV (ADR)	1,265,600		60,597
Grupo Financiero Inbursa, SAB de CV	22,466,257		65,515
Grupo Modelo, SAB de CV, Series C (1)	3,225,600		18,006
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	42,574,900		43,338
Kimberly-Clark de México, SAB de CV, Series A	11,639,350		52,128
Teléfonos de México, SAB de CV, Series L	2,004,300		1,680
Teléfonos de México, SAB de CV, Series L (ADR)	6,508,400		107,909
Telmex Internacional, SAB de CV, Series L	22,737,100		20,224
Telmex Internacional, SAB de CV, Series L (ADR)	9,381,366		166,519
			878,649

Eastern Europe and Middle East - 9.78%

Czech Republic - 0.79%
ČEZ, AS	363,938		17,067
Komercní banka, AS	163,624		34,869
Telefónica 02 Czech Republic, AS	2,525,900		57,405
			109,341

Israel - 1.48%
"Bezeq" The Israel Telecommunication Corp. Ltd.	35,415,300		89,155
Cellcom Israel Ltd.	1,181,533		37,591
Israel Chemicals Ltd.	2,826,503		36,898
Partner Communications Co. Ltd.	1,054,304		21,391
Partner Communications Co. Ltd. (ADR)	112,000		2,279
Shufersal Ltd.	3,233,940		16,440
			203,754

Oman - 0.12%
BankMuscat (SAOG) (GDR)	2,040,632		17,141

Poland - 1.09%
Bank Pekao SA (1)	996,946		56,294
Telekomunikacja Polska SA	17,114,500		94,442
			150,736

Russian Federation - 5.03%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,902,000) (2) (3) (4) (5)	11,783,118		17,782
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $20,548,000) (2) (3) (4) (5)	21,690,364		24,226
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $7,891,000) (1) (2) (3) (4) (5)	8,252,671		5,593
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $12,550,000) (1) (2) (3) (4) (5)	15,205,976		8,347
Evraz Group SA (GDR) (1)	1,871,732		52,074
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000) (1) (2) (4)	5,247,900		6,034
OAO Gazprom	1,334,000		7,292
OAO Gazprom (ADR)	12,357,800		308,050
OAO TMK (GDR) (1)	247,400		4,336
OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013 (1)	4,884,400		14,719
OJSC Holding Co. Sibirskiy Cement (1)	693,300		13,519
OJSC M.video (1)	2,260,570		8,658
OJSC Magnit	572,564		38,934
OJSC Magnit (GDR)	3,050,700		48,151
OJSC Magnitogorsk Iron and Steel Works (GDR) (1)	645,200		7,279
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR) (1)	5,212,720		73,481
OJSC Mobile TeleSystems (ADR)	402,000		19,654
OJSC Novolipetsk Steel (GDR) (1)	302,350		9,108
OJSC Pharmstandard (GDR) (1)	347,100		6,967
OJSC Rostelecom (ADR)	741,900		20,585
			694,789

Saudi Arabia - 0.07%
Almarai Co., PALMS issued by HSBC Bank plc, expires March 27, 2012 (acquired 11/23/09, cost: $9,178,000) (2)	211,500		9,276

Turkey - 1.20%
Aktaş Elektrik Ticaret AŞ (1)	4,273		-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	5,914,218		66,279
Coca-Cola İçecek AŞ, Class C	1,300,245		13,060
Haci Ömer Sabanci Holding AŞ	971,011		3,736
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B	823,420		1,361
Türk Telekomünikasyon AŞ, Class D	19,070,375		58,056
Turkcell İletisim Hizmetleri AŞ	1,730,681		12,182
Turkcell İletisim Hizmetleri AŞ (ADR)	190,800		3,337
Türkiye Garanti Bankasi AŞ	1,732,866		7,362
			165,373

Africa - 5.86%

Egypt - 0.39%
Commercial International Bank (Egypt) S.A.E.	861,107		8,566
Egyptian Company for Mobile Services S.A.E.	339,916		14,941
Orascom Construction Industries Co.	48,108		2,146
Orascom Construction Industries Co. (GDR)	461,712		20,849
Telecom Egypt Co.	2,246,413		7,486
			53,988

Morocco - 0.08%
Holcim (Maroc) SA	46,585		11,089

South Africa - 5.37%
AngloGold Ashanti Ltd.	1,606,197		65,115
AngloGold Ashanti Ltd., (ADR)	1,706,297		68,559
Anglo Platinum Ltd. (1)	157,220		16,766
Group Five Ltd.	2,441,400		12,659
Harmony Gold Mining Co. Ltd.	900,002		9,195
Harmony Gold Mining Co. Ltd. (ADR)	742,413		7,550
Impala Platinum Holdings Ltd.	1,207,787		32,856
MTN Group Ltd.	5,656,300		90,049
Mvelaphanda Resources Ltd. (1)	2,578,176		17,048
Pretoria Portland Cement Co. Ltd.	3,254,414		15,261
Sappi Ltd. (1)	6,616,934		31,711
Sappi Ltd. (ADR) (1)	1,308,900		6,230
Sasol Ltd.	5,415,511		217,529
Sasol Ltd. (ADR)	1,345,500		53,739
Shoprite Holdings Ltd.	905,004		7,978
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $3,767,000) (1) (2) (3) (4) (5)	27,594,065		18,496
Standard Bank Group Ltd.	446,800		6,142
Telkom SA Ltd.	5,433,037		27,410
Truworths International Ltd.	4,034,482		23,641
Wilson Bayly Holmes - Ovcon Ltd.	857,080		12,490
			740,424

Zambia - 0.02%
Celtel Zambia PLC	21,254,157		2,286

Other markets - 4.79%

Australia - 0.61%
Aquarius Platinum Ltd. (1)	8,539,334		55,075
Paladin Resources Ltd (1)	7,822,994		29,031
			84,106

Canada - 0.50%
Banro Corp. (1) (3)	6,230,500		12,143
Banro Corp., warrants, expire September 17, 2011 (1) (3)	204,900		153
Centerra Gold Inc. (1)	3,420,700		35,295
CIC Energy Corp. (1) (3)	2,738,100		4,055
Farallon Resources Ltd. (1)	12,257,800		6,441
Katanga Mining Ltd. (1)	2,154,607		1,441
Platmin Ltd. (1)	1,186,900		1,497
Platmin Ltd. (CDI) (1)	6,481,100		7,547
			68,572

Netherlands - 0.17%
X5 Retail Group NV (GDR) (1)	728,834		23,239

United Kingdom - 1.32%
Anglo American PLC (1)	2,412,900		104,563
Ferrexpo PLC	2,981,893		9,506
Gem Diamonds Ltd. (1)	5,524,029		20,090
Kazakhmys PLC (1)	258,790		5,422
Lonrho PLC (1) (3)	52,947,100		10,015
Namakwa Diamonds Ltd. (1)	4,176,944		2,106
New World Resources NV, Class A	1,049,136		9,302
Petra Diamonds Ltd. (CDI) (1)	12,730,000		12,464
Volga Gas PLC (1)	2,618,946		8,887
			182,355

United States Of America - 0.53%
Freeport-McMoRan Copper & Gold Inc. (1)	141,105		11,329
Freeport-McMoRan Copper & Gold Inc., 6.75% convertible preferred May 1, 2010	53,400		6,152
Genpact Ltd. (1)	3,706,163		55,222
			72,703

Multinational - 0.56%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $5,834,000) (2) (3) (4) (5)	55,999,402		6,619
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:$38,119,000) (2) (3) (4) (5)	48,404,196		47,175
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (3)	609,873		3,434
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,336,000) (1) (2) (3)	318,677		2,336
International Hospital Corp. Holding NV, warrants, expire June 30, 2011 (acquired 12/24/08, cost:$0) (1) (2) (3)	31,867		-
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240		474
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369		6,471
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $11,883,000) (2) (3) (4) (5)	3,800		10,655
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000) (1) (2) (3) (4)	600,000		28
			77,192

Miscellaneous - 1.1%
Equity securities in initial period of acquisition			151,502

Total equity securities (cost: $9,141,662,000)			13,121,559

Bonds and notes	Units or principal amount		Value
	(000)		(000)

Asia-Pacific - 0.04%

China - 0.01%
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible bonds, October 18, 2010 (6)	CNY 93,400		$1,163

India - 0.01%
Rajesh Exports Ltd. 0% convertible bonds, February 21, 2012 (6)	$1,400		1,624

Malaysia - 0.02%
Eastern & Oriental Bhd. 8.00% convertible bonds, November 16, 2019	MYR 10,291		3,188

Latin America - 0.36%

Argentina - 0.12%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 9.452% December 31, 2033 (7)	ARS 63,752		15,985
GDP-Linked Bond, 0% December 15, 2035 (6)	58,072		720
			16,705

Brazil - 0.16%
Banco BMG SA:
8.75% July 1, 2010	$917		937
8.75% July 1, 2010 (acquired 6/22/05, cost: $3,359,000) (2)	3,360		3,435
Nota do Tesouro Nacional:
10.00% January 1, 2017	BRL 5	Units	2,416
10.964% May 15, 2045 (7)	15	Units	14,908
			21,696

Colombia - 0.01%
Republic of Colombia 11.75% March 1, 2010	COP 3,100,000		1,542

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $321,000) (2)	$312		326

Jamaica - 0.06%
Digicel Group Ltd. 12.00% April 1, 2014 (acquired 3/6/09, cost: $ 6,970,000) (2)	7,500		8,447

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	129		102
7.65% April 21, 2025	1,225		726
			828

Eastern Europe and Middle East - 0.16%

Russian Federation - 0.14%
OJSC VTB Bank Loan Participation Notes:
6.332% March 15, 2010	GBP 4,202		6,881
6.875% May 29, 2018	$1,770		1,788
Russian Federation 7.50% March 31, 2030	261		296
Sberbank (Savings Bank of the Russian Federation) Loan Participation Notes:
5.93% November 14, 2011	3,600		3,789
6.48% May 15, 2013	4,025		4,292
6.468% July 2, 2013	2,760		2,939
			19,985

Turkey - 0.02%
Republic of Turkey:
14.00% January 19, 2011	TRY 1,559		1,108
Index-Linked Bond, 12.149% February 15, 2012 (7)	2,060		1,921
			3,029

Africa - 0.08%

South Africa - 0.08%
Edcon Pty Ltd. 3.964% June 15, 2014 (7)	EUR 12,070		11,204

Other markets - 0.07%

United Kingdom - 0.07%
Standard Chartered PLC 5.375% July 14, 2049	GBP 7,180		9,485

Total bonds and notes (cost: $107,473,000)			99,222

Short-term securities	Principal amount		Value
	(000)		(000)

Corporate short-term notes - 3.85%
Barclays US Funding LLC 0.18% due 3/3/10	$14,900.00		$14,895
BNP Paribas SA 0.18% due 1/11/10	68,400		68,397
Crédit Agricole SA 0.14%-0.16% due 1/11-2/1/10	213,300		213,278
GDF Suez 0.20% due 2/8/10	50,600		50,589
ING (US) Funding LLC 0.17% due 1/4/10	37,300		37,299
JPMorgan Chase & Co. 0.16% due 1/8/10	58,000		57,998
Jupiter Securitization Corp. 0.15% due 1/4/10	25,000		25,000
Société Générale North America, Inc. 0.16%-0.165% due 1/5-1/13/10	63,300		63,297
Société Générale North America, Inc. 0.16% due 1/5-1/13/10

Total short-term securities (cost: $530,753,000)			530,753

Total investment securities (cost: $9,779,888,000)			13,751,534
Other assets less liabilities (including forward currency contracts)			44,473

Net assets			$13,796,007

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of December 31, 2009, the total value and cost of such securities were $212,593,000 and $284,440,000, respectively, and the value represented 1.54% of net assets.

(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund (see note 8 in Notes to financial statements).

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.  For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Represents a zero coupon security that may convert to a coupon-bearing security at a later date.
(7) Coupon rate may change periodically.

Abbreviations

Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts
PALMS - Participating Access Linked Middle Eastern Securities

Currencies other than U.S. dollars:
ARS - Argentine Peso
BRL - Brazilian Real
CNY - Chinese Renminbi
COP - Colombian Peso
EUR - Euro
GBP - British Pound Sterling
MYR - Malaysian Ringgit
TRY - Turkish Lira

See Notes to financial statements

Financial statements
unaudited

Statement of assets and liabilities at December 31, 2009	(dollars in thousands, except per-share data)

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $9,439,147)	$13,435,468
Affiliated issuers (cost: $340,741)	316,066	$13,751,534

Cash		696
Cash denominated in non-U.S. currency (cost: $170)		169
Unrealized appreciation on open forward currency contracts		1,017
Receivables for--
Sales of investments	15,450
Sales of fund's shares	4,554
Dividends and interest	23,806
Non-U.S. taxes	18,473	62,283

		13,815,699

Liabilities:
Unrealized depreciation on open forward currency contracts		545
Payables for--
Purchases of investments	8,631
Investment advisory services	7,193
Directors' compensation	1,362
Other fees and expenses	1,121
Non-U.S. taxes	840	19,147

		19,692

Net assets at December 31, 2009 --
Equivalent to $8.60 per share on 1,604,211,484 shares of $0.01 par value capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$13,796,007

Net assets consist of:
Capital paid in on shares of capital stock		$11,226,877
Distributions in excess of net investment income		(76,399)
Accumulated net realized loss		(1,325,572)
Net unrealized appreciation		3,971,101

Net assets at December 31, 2009		$13,796,007

See Notes to financial statements

Statement of operations for the six months ended December 31, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $14,238; also includes $994 from affiliates)	$122,757
Interest (includes $60 from affiliates)	12,032	$134,789

Fees and expenses:
Investment advisory services	39,857
Custodian	3,921
Registration statement and prospectus	21
Auditing and legal	110
Reports to shareholders	6
Directors' compensation	590
Other	261	44,766

Net investment income		90,023

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $10,240 net loss from affiliates)	616,182
Forward currency contracts	(19,026)
Currency transactions	2,797	599,953

Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $360)	2,495,280
Forward currency contracts	9,969
Currency translations	(462)	2,504,787

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		3,104,740

Net increase in net assets resulting from operations		$3,194,763

Statements of changes in net assets	(dollars in thousands)

	(unaudited)
	Six months ended December 31, 2009	Year ended June 30, 2009

Operations:
Net investment income	$90,023	$238,306
Net realized gain (loss) on investments, forward currency contracts and currency transactions	599,953	(1,884,730)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	2,504,787	(1,459,609)

Net increase (decrease) in net assets resulting from operations	3,194,763	(3,106,033)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(204,568)	(232,579)
Distributions from net realized gain on investments	0	(2,113,433)

Total dividends and distributions paid to shareholders	(204,568)	(2,346,012)

Capital share transactions:
Proceeds from shares sold: 68,240,320 and 199,011,713 shares, respectively	558,606	1,283,577
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions:
22,202,610 and 480,838,418 shares, respectively	189,388	2,312,833
Cost of shares repurchased: 98,204,767 and 143,295,513 shares, respectively	(772,065)	(1,239,109)

Net decrease in net assets resulting from capital share transactions	(24,071)	2,357,301

Total increase (decrease) in net assets	2,966,124	(3,094,744)

Net assets:
Beginning of period	10,829,883	13,924,627

End of period
(including distributions in excess of net investment income and undistributed net investment income:
($76,399) and $38,146, respectively)	$13,796,007	$10,829,883

See Notes to financial statements

Notes to financial statements

1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. Eastern time on the last business day of each week and month. The fund will not determine its net asset value on any day during which the New York Stock Exchange has been closed for trading.

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality, and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. Eastern time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment advisor. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund’s board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests.  In addition, investments in developing country securities may also be affected by government activities and restrictions, including repatriation restrictions; currency and price fluctuations and periods of illiquidity; limited availability of information; security valuations; taxes; potential fraud; settlement; transferability and recordkeeping practices; conditions affecting the general economy; higher transaction costs; social, economic and political instability; and different accounting, financial reporting and legal standards.

3. Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.  As mentioned below, the fund could be subject to interest and penalty amounts related to India capital gains taxes.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2002.

Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of December 31, 2009, accrued non-U.S. taxes on realized and unrealized gains were $840,000.

As of December 31, 2009, the receivable for non-U.S. taxes includes $16,467,000 related to India capital gains taxes that are in dispute.  The fund has received favorable rulings from the tax courts related to these taxes although such rulings could be reversed with appeal. Based on the advice of outside counsel, management believes it is more likely than not that the amount in dispute will be resolved in the fund’s favor even if the rulings are appealed. Potential tax, interest and penalty amounts relating to these issues, if any, may be assessed in the future. If the disputes are ultimately resolved unfavorably, it will not have a materially adverse effect on the fund’s financial position or results of operations.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; income on certain investments; and unrealized appreciation of certain investments in securities outside the U.S.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2009, the tax character of the distribution paid to shareholders was ordinary income in the amount of $204,568,000. For the year ended June 30, 2009, the tax characters of distributions paid to shareholders were ordinary income, short-tem capital gain and long-term capital gain in the amounts of $232,579,000, $101,121,000 and $2,012,312,000, respectively.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end.  As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$140,116
Post-October currency loss deferrals (realized during the period November 1, 2008, through June 30, 2009) (*)	(42,860)
Capital loss carryforward expiring 2017 (†)	(832,576)
Post-October capital loss deferrals (realized during the period November 1, 2008, through June 30, 2009) (*)	(924,651)

(*) These deferrals are considered incurred in the subsequent year.
(†) The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date.  The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2009, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$4,461,303
Gross unrealized depreciation on investment securities	(727,610)
Net unrealized appreciation on investment securities	3,733,693
Cost of investment securities	10,017,840

4. Fees and transactions with related parties

Capital International, Inc. (CII) is an affiliate of American Funds Service Company® (“AFS”), the fund’s transfer agent, and American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund.

Investment advisory services fee – The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund has a transfer agent agreement with AFS. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.  Transfer agent fees were $1,000 for the six months ended December 31, 2009.  This amount was included in other fees and expenses.

Distribution services – The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $375,000 in current fees (either paid in cash or deferred) and a net increase of $215,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities	Level 1	Level 2 (1)	Level 3 (1)	Total
Equity securities
Asia-Pacific	$234,921	$7,355,575	$18,627	$7,609,123
Latin America	2,694,570	-	-	2,694,570
Eastern Europe/Middle East	69,655	1,218,774	61,981	1,350,410
Africa	138,365	650,926	18,496	807,787
Other markets	133,574	297,401	77,192	508,167
Miscellaneous securities	11,908	139,594	-	151,502
Bonds and notes	-	99,222	-	99,222
Short-term securities	-	530,753	-	530,753
Total	$3,282,993	$10,292,245	$176,296	$13,751,534

Forward currency contracts (2)	-	$472	-

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the six months ended December 31, 2009 (dollars in thousands):

	Beginning value at 7/1/2009	Net sales	Net realized gain (3)	Net unrealized depreciation (3)	Net transfers into Level 3	Ending value at 12/31/2009
Investment securities	$167,172	$(10)	$4,384	$(4,266)	$9,016	$176,296

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2009(3)	$(4,266)

(1) Level 2 and Level 3 include investment securities with an aggregate value of $9,841,879,000 that were fair valued under guidelines adopted by authority of the fund’s board of directors.  Of this amount, securities with an aggregate value of $9,591,267,000 were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.
(2) Forward currency contracts are not included in the investment portfolio.
(3) Net realized gain and net unrealized depreciation are included in the related amounts on investments in the statement of operations.

The fund owns an interest in multiple private equity funds, which are considered alternative investments in accordance with Accounting Standards Update (ASU) 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share.  The fund is permitted to use the Net Asset Value (NAV) of the private equity funds to determine the fair value of the investment in the funds as such funds do not have a readily determinable fair value and have attributes of an investment company (i.e. the primary business involves investment of pooled funds whereby ownership represents interests in partners’ capital to which a proportionate share of net assets is attributed).  Although the fund typically uses the NAV of the respective private equity funds to determine fair value of its investments, adjustments may be made to the NAV as a result of known company or market events, updated market pricing for underlying securities held in the private equity fund and/or fund transactions (i.e. drawdowns and distributions).

The following table lists the characteristics of the alternative investments held by the fund as of [reporting period] (dollars in thousands):

Investment Type	Investment Strategy	Fair Value1	Unfunded Commitment2	Remaining Life3	Redemption Terms
Private Equity Funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$151,899	$73,000	1 to 9 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

1Included as Level 3 securities in the table on the previous page presenting the fund’s valuation levels as of December 31, 2009.
2Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future.  Payment would be made when a capital call is requested.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
3Represents the remaining life of the fund term or the estimated period of liquidation.

6.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of December 31, 2009, the total value of restricted securities was $212,594,000, which represents 1.54% of the net assets of the fund.

7.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,083,996,000 and $3,308,243,000, respectively, during the six months ended December 31, 2009.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2009, the fund did not receive an expense reduction.

8.	Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2009, is as follows:

	Beginning	Purchases/	Sales/	Ending	Dividend and interest income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Banro	6,435,400	-	-	6,435,400	$-	$12,296
Bumrungrad Hospital	43,774,600	-	-	43,774,600	463	38,717
CIC Energy	3,251,700	-	513,600	2,738,100	-	4,055
Energy Development	780,051,000	195,012,750	-	975,063,750	-	97,996
Lonrho	40,521,200	12,425,900	-	52,947,100	-	10,015
StemLife	8,331,900	-	-	8,331,900	-	1,351

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund (*)	11,783,118	-	-	11,783,118	-	17,782
Baring Vostok Private Equity Fund III (*)	20,292,114	1,398,250	-	21,690,364	284	24,226
Baring Vostok Private Equity Fund IV (*)	10,771,271	12,687,376	-	23,458,647	-	13,940
Capital International Global Emerging Markets Private Equity Fund (*)	55,950,810	48,592	-	55,999,402	18	6,619
Capital International Private Equity Fund IV (*)	48,277,620	126,576	-	48,404,196	-	47,175
International Hospital	960,417	-	-	960,417	-	5,770
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	6,945
New GP Capital Partners (*)	27,000,000	-	-	27,000,000	-	0
Pan-African Investment Partners II	3,800	-	-	3,800	60	10,655
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	-	28
South African Private Equity Fund III (*)	27,594,065	-	-	27,594,065	-	18,496

Unaffiliated issuers (†):
Dufry South America	3,716,500	46,000	1,038,400	2,724,100	-	-
McLeod Russel India	5,566,169	-	1,011,957	4,554,212	229	-
					$1,054	$316,066

(*) For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
(†) Affiliated during the period but no longer affiliated at December 31, 2009.

9.  Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.  On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation/depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities.  Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from closed forward currency contracts are recorded in the statement of operations. As of December 31, 2009, the fund had open forward currency contracts to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation

				Unrealized
				appreciation/
	Non-U.S.	U.S.	Amount	(depreciation)
Sales:
Czech Koruna to U.S. expiring 1/22/10	CZK 351,326	$19,396	$19,094	$302
British Pound Sterling to U.S. Dollar expiring 1/7/10	GBP 14,727	24,755	23,821	934
Israeli Shekel to U.S. Dollar expiring 1/22/10	ILS 251,496	66,148	66,367	(219)
Polish Zloty to U.S. Dollar expiring 1/22/10	PLN 102,256	35,102	35,647	(545)

Forward currency contracts ---net……………				$472

10. Subsequent events

As of February 18, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights

Six months ended December 31,	Year ended June 30,
2009	1	2009	2008	2007	2	2006	2	2005	2

Net asset value, beginning of period	$6.72	$12.95	$17.02	$15.21	$15.70	$11.87

Income (Loss) from investment operations3:
Net investment income	.06	.18	.39	.22	.26	.27
Net realized and unrealized
gain (loss)on investments	1.95	(4.09)	.68	6.56	5.05	3.77

Total income (loss) from
investment operations	2.01	(3.91)	1.07	6.78	5.31	4.04

Less distributions:
Dividends from
net investment income	(.13)	(.23)	(.59)	(.41)	(.50)	(.21)
Distributions from
net realized gains	-	(2.09)	(4.55)	(4.56)	(5.30)	-

Total distributions	(.13)	(2.32)	(5.14)	(4.97)	(5.80)	(.21)

Net asset value, end of period	$8.60	$6.72	$12.95	$17.02	$15.21	$15.70

Total return	29.93	%4	(23.08)%	3.78%	52.08%	37.88%	34.34%

Ratios/supplemental data:
Net assets, end of period
(in millions)	$13,796	$10,830	$13,925	$15,383	$11,100	$13,632
Ratio of expenses to average
net assets	.71	%5	.71%	.67%	.70%	.72%	.71%
Ratio of net investment income to
to average net assets	1.43	%5	2.49%	2.47%	1.39%	1.57%	1.96%
'Portfolio turnover rate	25.77	%4	67.91%	57.50%	52.19%	38.48%	29.00%

1 Unaudited.
2 The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
3 The per-share data is based on average shares outstanding.
4 Based on operations for the period shown and, accordingly, not representative of a full year's operations.
5 Annualized.

Expense example
                      unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,299.27	$4.11	.71%
Hypothetical 5% return before expenses	1,000.00	1,021.63	3.62	.71

* Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3384

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for
shareholder accounts
American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800-421-0180, ext. 96245 and should be read carefully before investing.

Emerging Markets Growth Fund is a U.S. domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-915-0210P (NLS)

Printed in USA  TAG/AFD/9099-S21142

© 2010 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: March 2, 2010

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: March 2, 2010